January 24, 2011

Supplement

SUPPLEMENT DATED JANUARY 24, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY MID CAP GROWTH FUND
Dated January 29, 2010

Effective at the close of business on March 31, 2011, the Morgan Stanley Mid Cap Growth Fund (the "Fund") will suspend offering its shares to new investors, except as follows. The Fund will continue to offer its shares (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer its shares to existing shareholders and, as market conditions permit, may recommence offering its shares to other new investors in the future. Any such offerings of the Fund's shares may be limited in amount and may commence and terminate without any prior notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DGRSPT 1/11